EXHIBIT 99.1
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JUPITERMEDIA ANNOUNCES ACQUISITION OF DEVX.COM NETWORK OF DEVELOPER WEBSITES

(New York, NY- July 14, 2003) - Jupitermedia Corporation (Nasdaq: JUPM) today announced that it has acquired the assets of DevX.com (www.devx.com) from DevX.com, Incorporated for $2,250,000 in cash, 200,000 restricted shares of Jupitermedia common stock and the assumption of certain liabilities.

Formed through venture capital investment from Hummer Winblad Venture Partners, DevX is a leading provider of technical information and services that enable corporate application development teams to meet development challenges. DevX provides the international developer community with comprehensive information about software development for corporate applications. The DevX.com Network consists of sites that are leaders in their respective vertical markets, such as Windows and Web development, .NET, Java, XML, C/C++, Visual Basic, Database and Wireless. DevX resources are available through three main channels: its public Web site www.devx.com; DevX Vendor Development Portals, which enable leading IT vendors to reach a large, influential audience seeking product and vendor-specific technical information; and DevX Corporate Development Portals for corporate IT departments.

"We are pleased to be able to acquire one of the leading Web development resources," stated Alan M. Meckler, Chairman and CEO of Jupitermedia. "The acquisition of DevX.com and its large developer-oriented readership further extends our resources for the Web development community. DevX's methodology and expertise for creating custom portals for clients brings new revenue opportunities to Jupitermedia. We are also pleased that Peter Horan will continue on in his role of President of the DevX.com Network, and expect significant marketing and business synergies between DevX.com and our internet.com, EarthWeb.com and ArtToday.com Networks, along with our numerous trade shows. We expect that this acquisition will be neutral to our earnings in 2003 and accretive in 2004," stated Meckler.

ABOUT JUPITERMEDIA CORPORATION

Jupitermedia Corporation (Nasdaq: JUPM), (www.jupitermedia.com) headquartered in Darien, CT, is a leading provider of global real-time news, information, research and media resources for information technology, Internet industry and graphics professionals. Jupitermedia includes the internet.com, EarthWeb.com and ArtToday.com Networks which include over 165 Web sites and 175 e-mail newsletters that generate nearly 230 million page views monthly. Jupitermedia also includes Jupiter Research, a leading international research advisory organization specializing in business and technology market research in 18 business areas and 11 vertical markets. In addition, Jupiter Events produces offline conferences and trade shows focused on IT and business-specific topics, including Computer Digital Expo, America's 21st Enterprise IT Conference & Expo (www.cdxpo.com).

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: STATEMENTS IN THIS PRESS RELEASE WHICH ARE NOT HISTORICAL FACTS ARE "FORWARD-LOOKING STATEMENTS" THAT ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. THE POTENTIAL RISKS AND UNCERTAINTIES ADDRESS A VARIETY OF SUBJECTS INCLUDING, FOR EXAMPLE, THE COMPETITIVE ENVIRONMENT IN WHICH JUPITERMEDIA CORPORATION COMPETES; THE UNPREDICTABILITY OF JUPITERMEDIA CORPORATION'S FUTURE REVENUES, EXPENSES,
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CASH FLOWS AND STOCK PRICE; JUPITERMEDIA CORPORATION'S ABILITY TO INTEGRATE
ACQUIRED BUSINESSES, PRODUCTS AND PERSONNEL INTO ITS EXISTING BUSINESSES; JUPITERMEDIA CORPORATION'S INTERNATIONAL AND VENTURE FUND INVESTMENTS; ANY MATERIAL CHANGE IN JUPITERMEDIA CORPORATION'S INTELLECTUAL PROPERTY RIGHTS AND CONTINUED GROWTH AND ACCEPTANCE OF INFORMATION TECHNOLOGY AND THE INTERNET. FOR A MORE DETAILED DISCUSSION OF SUCH RISKS AND UNCERTAINTIES, REFER TO JUPITERMEDIA CORPORATION'S REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES ACT OF 1933 AND THE SECURITIES EXCHANGE ACT OF 1934. THE FORWARD-LOOKING STATEMENTS INCLUDED HEREIN ARE MADE AS OF THE DATE OF THIS PRESS RELEASE, AND JUPITERMEDIA CORPORATION ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS AFTER THE DATE HEREOF.